UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement

As previously reported, on September 20, 2020, Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.” As previously reported, in connection with the Chapter 11 Cases, on January 11, 2021, the Company entered into a Plan Support Agreement (the “Plan Support Agreement”) with affiliated funds of Centerbridge Partners, L.P. (“Centerbridge”), affiliated funds of Oaktree Capital Management, L.P. (“Oaktree”), Honeywell International Inc. and certain other investors and parties (the “CO Group”) regarding restructuring transactions (the “Restructuring Transactions”) pursuant to a Chapter 11 plan of reorganization (the “Approved Plan”) on the terms and conditions set forth in the Plan Support Agreement. The Plan Support Agreement provides, inter alia, that the Company will conduct a rights offering of convertible Series A preferred stock of the Company (the “Series A Preferred Stock”) for a maximum aggregate value of $200 million to existing holders of the Company’s common stock (the “Rights Offering”), backstopped by Centerbridge, Oaktree, Attestor Value Master Fund LP, The Baupost Group, L.L.C., Cyrus Capital Partners, L.P., FIN Capital Partners LP, Hawk Ridge Capital Management LP, Keyframe Capital Partners, L.P., Newtyn Management, LLC, Sessa Capital (Master), L.P. and Whitebox Multi-Strategy Partners, L.P. (the “Equity Backstop Parties”) on a fully committed basis.

In accordance with the terms of the Plan Support Agreement, on January 22, 2021, the Debtors entered into an Equity Backstop Commitment Agreement (the “Equity Backstop Commitment Agreement”) with the Equity Backstop Parties, the material terms of which include, among other things:

•	The conduct of the Rights Offering by the Company;

•

The commitment of each Equity Backstop Party to (i) exercise its rights, as a stockholder of the Company, to purchase shares of the Series A Preferred Stock in the Rights Offering and (ii) purchase, on a pro rata basis (in accordance with percentages set forth in the Equity Backstop Commitment Agreement), shares of Series A Preferred Stock which were offered but not subscribed for in the Rights Offering;

•

Reimbursement by the Debtors of professional fees and expenses and filing fees incurred by the Equity Backstop Parties in connection with the Chapter 11 Cases in an aggregate amount that, together with and inclusive of amounts to be reimbursed pursuant to the Plan Support Agreement, do not exceed $25 million prior to the Debtors’ emergence from the Chapter 11 Cases; and

•	Indemnification by the Debtors of losses, claims, damages, liabilities, costs and expenses incurred by the Equity Backstop Parties in connection with the Restructuring Transactions.

The Equity Backstop Commitment Agreement contains customary representations, warranties and covenants. The Equity Backstop Commitment Agreement is subject to certain termination events, including, without limitation, (a) by mutual agreement of the parties, (b) by the Company following an uncured breach of a representation, warranty or covenant in the Equity Backstop Commitment Agreement by an Equity Backstop Party, or (c) by the Equity Backstop Parties constituting each of Centerbridge, Oaktree and a number of the other Equity Backstop Parties holding at least a majority of the rights to purchase Series A Preferred Stock pursuant to the Plan Support Agreement (excluding any such rights held by Centerbridge and Oaktree) following an uncured breach by the Debtors of a representation, warranty or covenant in the Equity Backstop Commitment Agreement. The Equity Backstop Commitment Agreement will automatically terminate if the Plan Support Agreement terminates with respect to the rights and obligations of the Debtors prior to the occurrence of the effective date of the Approved Plan in accordance with its terms.

The foregoing description of the Equity Backstop Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Backstop Commitment Agreement, which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the Plan Support Agreement, on January 22, 2021, the Debtors filed a Chapter 11 plan of reorganization (the “Proposed Plan”) and a related disclosure statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court. The Proposed Plan is intended to implement the Restructuring Transactions contemplated by the Plan Support Agreement.

Although the Company intends to pursue the Restructuring Transactions in accordance with the terms set forth in the Proposed Plan and the Plan Support Agreement, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Company will be successful in consummating the Restructuring Transactions or any other similar transaction on the terms set forth in the Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the proposed plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Copies of the Proposed Plan and the Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2019, as updated by the Company’s quarterly report on Form 10-Q for the period ended September 30, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Proposed Equity Backstop Commitment Agreement, dated as of January 22, 2021, by and among the Debtors, Centerbridge Partners, L.P., Oaktree Capital Management, L.P., and the additional parties named therein.

99.1	Proposed Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated January 22, 2021.

99.2	Proposed Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary